Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated December 31, 1996 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                  December 1996


The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,125.06 at the end of 1996, down 0.8% for December but up 12.5% for the year.

In December, many of the markets that had been primarily responsible for the profitable run of the last part of the year turned volatile, resulting in a slight profit giveback for the month. Earlier in the month, several of the Fund's advisors scaled back their exposure to these markets so that increased volatility was reduced as a threat to the profitable progress the Fund made during the year.

The profitable trends affecting global interest rate and long U.S. dollar positions were shaken by Alan Greenspan's comments regarding the "irrational exuberance" in the U.S. stock market and remained jittery throughout the month. This effectively marked the onset of a consolidation phase of recent trends. Such conditions are to be expected after the 20.6% increase the Fund has experienced since the end of August. Overall, trading in the financial, currency and stock index futures markets was slightly unprofitable for the month.

Offsetting the losses attributable to the financial markets were profits in many commodity sectors. The continued surge in crude oil prices and rising prices in related energy products were the primary contributors to profits. Declining prices for agricultural products and precious metals also produced profits for the advisors' short positions.

We are pleased with the Fund's first year performance in the face of a historic bull stock market and low interest rate environment. We appreciate your continued investment in the Fund and look forward to serving your managed futures investment needs in 1997. For more information on this Fund or information about other Smith Barney managed futures programs, please contact your Smith Barney Financial Consultant.

Smith Barney Futures Management Inc.
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

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                           For the Period December 1,
                            Through December 31, 1996


                                                                  Percent
                                                                 of Average
                                                                 Net Assets
                                                                ------------

Realized gains from trading                 $      5,700,566           10.89 %
Change in unrealized gains/losses
   from trading                                  (6,012,717)          (11.49)
                                              --------------    ------------

                                                   (312,151)           (0.60)

Add, Brokerage commissions
   and clearing fees ($10,437)                       333,450            0.64
                                              --------------    ------------


Net realized and unrealized losses                 (645,601)           (1.24)
Interest Income                                      178,663            0.34
                                              --------------    ------------

                                                   (466,938)           (0.90)
                                              --------------    ------------

Less, Expenses:
   Management fees                                  133,127             0.25
   Incentive fees                                  (158,305)           (0.31)
   Other expenses                                     5,164             0.01
                                              --------------    ------------

                                                    (20,014)           (0.05)
                                              --------------    ------------

Net Loss                                           (446,924)           (0.85)%
                                                                ============

Additions (5,670.4258 L.P. units at
November 30, 1996 net asset value
per unit of $1,134.13)                            6,431,000

Additions (53.7857 G.P. units at
November 30, 1996 net asset value
per unit of $1,134.13)                               61,000

Redemptions (129.0847 units at
December 31, 1996 net asset value
per unit of $1,125.06)                             (145,229)
                                              --------------

Increase in net assets                             5,899,847

Net Assets, November 30, 1996                     49,398,155

                                              ==============
Net Assets, December 31, 1996                 $   55,298,002
                                              ==============


Net asset value per unit                      $     1,125.06
   ($55,298,002/49,151.0725 units)            ==============

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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